Exhibit 99.21

CONSENT

We hereby consent to the reference to our valuation of options granted by Elbit Imaging Ltd. during the year ended December 31, 2014, appearing in this Current Report on Form 8-K of Elbit Imaging Ltd., and to the incorporation by reference of this Current Report in the Registration Statement on Form F-1 or F-3 (Registration No. 333-172122) and in the Registration Statements on Form S-8 (Registration No. 333-117509, No. 333-130852, No. 333-136684 and No. 333-152820) of Elbit Imaging Ltd.

This consent is not to be construed as an admission that we are an expert or that we are a person whose consent is required to be filed under the provisions of the Securities Act of 1933, as amended.

/s/ BDO Ziv Haft Consulting and Management Ltd.
BDO Ziv Haft Consulting and Management Ltd.

Tel-Aviv, Israel
March 26, 2015